EXECUTION VERSION

SECOND AMENDMENT
TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 20, 2013 and is entered into by and among GFA Brands, Inc., a Delaware corporation (“GFA”), UHF Acquisition Corp., a Delaware corporation (“UHF”), Udi’s Healthy Foods, LLC, a Colorado limited liability company (“Udi”; and together with GFA and UHF, each a “Borrower” and collectively, the “Borrowers”), Boulder Brands, Inc. (formerly known as Smart Balance, Inc.), a Delaware corporation (the “Parent”), as a Guarantor, the other Guarantors party hereto, Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders listed on the signature pages hereto constituting at least the Required Revolving Lenders, and is made with reference to that certain Credit Agreement, dated July 9, 2013 (as amended by that First Amendment to Credit Agreement dated as of December 20, 2013, and as further amended to, but not including, the date hereof, the “Credit Agreement”), by and among the Borrowers, the Parent, the lenders party thereto, the Administrative Agent and the other persons named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment (the “Amended Agreement”).

RECITALS

WHEREAS, the Borrowers have requested that the Required Revolving Lenders agree to amend Section 8.23 of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, the Required Revolving Lenders are willing to agree to such amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

Section 8.23 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 8.23.         Financial Covenants. Senior Secured Funded Debt to EBITDA Ratio. As of the last day of each fiscal quarter of the Parent ending during the relevant period set forth below, the Parent and each Borrower shall not permit the Senior Secured Funded Debt to EBITDA Ratio calculated on a Pro Forma Basis to be greater than the corresponding ratio set forth opposite such period:

From and including the fiscal quarter ending:	To and including the fiscal quarter ending:	Senior Secured Funded Debt to EBITDA Ratio shall not be greater than:

9/30/13	9/30/13	4.75 to 1.0

12/31/13	09/30/14	4.50 to 1.0

12/31/14	09/30/15	4.00 to 1.0

12/31/15	09/30/16	3.75 to 1.0

12/31/16	and as of the last day of each fiscal quarter ending thereafter	3.50 to 1.0

; provided that the covenant set forth in this Section 8.23 shall only be tested as of the last day of any fiscal quarter of the Parent if, as of such date, any Revolving Loans, Swing Line Loans or any L/C Obligations are outstanding (excluding any Reimbursement Obligations in respect of Letters of Credit that have been cash collateralized or backstopped in a manner reasonably satisfactory to the L/C Issuer in an amount equal to 103% or more of the maximum stated amount of the relevant Letter of Credit) (and, for the avoidance of doubt, shall not be tested for maintenance purposes to the extent there are no outstanding Revolving Credit Commitments, and all Revolving Loans and Swingline Loans have been repaid in full, and no L/C Obligations are outstanding other than those that are backstopped or cash collateralized as set forth immediately above).

SECTION II. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

A.           Execution. The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Parent, the other Guarantors (if any), the Lenders constituting at least the Required Revolving Lenders and the Administrative Agent, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

B.           Fees. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date and, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrowers under the Credit Agreement.

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C.           Necessary Consents. All requisite Governmental Authorities and third parties shall have approved or consented to the transactions contemplated hereby to the extent required, all applicable appeal periods shall have expired and there shall not be any pending or threatened litigation, governmental, administrative or judicial action that could reasonably be expected to restrain, prevent or impose burdensome conditions on the transactions contemplated hereby.

D.           Representations and Warranties. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, all representations and warranties contained in Section III hereof shall be true and correct in all material respects.

E.           Absence of Default. No Default or Event of Default exists or will result from the effectiveness of this Amendment on the Second Amendment Effective Date or the consummation of the other transactions contemplated by this Amendment.

SECTION III. REPRESENTATIONS AND WARRANTIES

In order to induce the other parties hereto to enter into this Amendment, each Borrower, the Parent and each other Guarantor (if any) represents and warrants to each Lender that the following statements are true and correct, as of the Second Amendment Effective Date:

A.           Power and Authority. Each Borrower, the Parent and each other Guarantor (if any) has full right and authority to enter into this Amendment, to carry out the transactions contemplated by, and to perform its obligations hereunder and under the Amended Agreement and the other Loan Documents to which it is a party.

B.           Authorization. The transactions contemplated by this Amendment and the Amended Agreement are within each Borrower’s, the Parent’s and each other Guarantor’s (if any) corporate power and have been duly authorized by all necessary corporate and, if required, stockholder action.

C.           No Conflicts. This Amendment, the Amended Agreement and the other Loan Documents do not, nor does the performance or observance by each Borrower, the Parent or each other Guarantor (if any) of any of the matters and things herein or therein provided for, (i) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon each Borrower, the Parent or each other Guarantor (if any) or any provision of the organizational documents (e.g., charter, certificate or articles of incorporation and by-laws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents) of each Borrower, the Parent or each other Guarantor (if any), (ii) contravene or constitute a default under any covenant, indenture or agreement of or affecting each Borrower, the Parent or each other Guarantor (if any) or any of their Property, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien on any Property of each Borrower, the Parent or each other Guarantor (if any) other than the Liens granted in favor of the Administrative Agent pursuant to the Collateral Documents and Liens permitted by this Amendment and the other Loan Documents.

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D.           Governmental Approvals. No authorization, consent, license or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by each Borrower, the Parent or each other Guarantor (if any) of this Amendment, except for such approvals which have been obtained prior to the date of this Amendment and remain in full force and effect and except for filings or registrations previously filed to release or perfect Liens granted pursuant to the Collateral Documents.

E.           Enforceability. This Amendment and the Amended Agreement have been duly authorized, executed, and delivered by such Persons and constitute valid and binding obligations of the Parent, each Borrower and each other Guarantor (if any) enforceable against them in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

F.           Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 6 of the Credit Agreement are and will be true and correct in all material respects on and as of the Second Amendment Effective Date.

SECTION IV. MISCELLANEOUS

A.          Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)          This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and on and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii)         Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)        The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any other secured party under the Credit Agreement or any of the other Loan Documents.

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B.           Reaffirmation. Each of the Borrowers, the Parent and the other Guarantors (if any) hereby (a) agree that, notwithstanding the effectiveness of this Amendment, the Security Agreement, the Security Agreement Re: Intellectual Property and each of the other Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guarantee of the Obligations and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Amended Agreement and the other Loan Documents.

C.           Headings. Section and Subsection headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

D.           Governing Law; Jurisdiction; Consent of Service of Process. (i) THIS AMENDMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(ii)         Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable Legal Requirements, in such federal court. Each party hereto hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Legal Requirements. Nothing in this Amendment or any other Loan Document or otherwise shall affect any right that the Administrative Agent, the L/C Issuer or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against the Borrower or any Guarantor or its respective properties in the courts of any jurisdiction.

(iii)        Each Borrower and each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirements, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 13.23(b) of the Amended Agreement. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirements, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(iv)        Each party to this Amendment irrevocably consents to service of process in any action or proceeding arising out of or relating to any Loan Document, in the manner provided for notices (other than telecopy or e-mail) in Section 13.9 of the Amended Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by applicable Legal Requirements.

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E.           Waiver of Jury Trial. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirements, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to any Loan Document or the transactions contemplated thereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this amendment by, among other things, the mutual waivers and certifications in this Section IV.E.

F.           Severability. Any provision of this Amendment which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Amendment may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Amendment are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Amendment or the other Loan Documents invalid or unenforceable.

G.           Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or via other electronic (e.g., “pdf” or “tif”) means satisfactory to the Administrative Agent shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

GFA BRANDS, INC.

By:	/s/ Christine Sacco
Name: Christine Sacco
Title: Chief Financial Officer, Treasurer and Assistant Secretary

UHF ACQUISITION CORP.

By:	/s/ Christine Sacco
Name: Christine Sacco
Title: Chief Financial Officer and Treasurer

UDI’S HEALTHY FOODS, LLC

By:	/s/ Christine Sacco
Name: Christine Sacco
Title: Chief Financial Officer, Treasurer and Assistant Secretary

[Signature Page to Second Amendment]

PARENT:

BOULDER BRANDS, INC.

By:	/s/ Christine Sacco
Name: Christine Sacco
Title: Chief Financial Officer and Treasurer

[Signature Page to Second Amendment]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Kevin Johns
Name: Kevin Johns
Title: Vice President

[Signature Page to Second Amendment]

CITBANK, N.A.,
as a Required Revolving Lender

By:	/s/ Kevin Johns
Name: Kevin Johns
Title: Vice President

ROYAL BANK OF CANADA,
as a Required Revolving Lender

By:	/s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

BANK OF MONTREAL, as a Required Revolving Lender

By:	/s/ Philip Langheim
Name: Philip Langheim
Title: Managing Director

BARCLAYS BANK PLC, as a Required Revolving Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

[Signature Page to Second Amendment]